Exhibit 99.2

Doug Steenland President & CEO Merrill Lynch Global Transportation Conference June 12, 2007

Forward Looking Statements Statements in this presentation that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the ability of the company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the U.S. and other regions of the world, the price and availability of jet fuel, the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about Severe Acute Respiratory Syndrome (SARS) and other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and the company, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuations and inflation. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the company's Securities and Exchange Commission filings, including the company's Annual Report on Form 10-K for the year ended December 31, 2006 and any quarterly report on Form 10-Q and current report on Form 8-K filed by the company since the filing of such Annual Report. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. In this presentation, we will discuss certain non-GAAP financial measures in talking about our Company’s performance. A reconciliation of those measures to comparable GAAP measures can be found in the appendix of this presentation.

NWA Overview Restructuring Plan Re-Fleeting Product Financial Performance Outlook Summary Agenda

NWA Overview NWA is the world’s 6th largest airline with $12.6 billion in revenue NWA Operating Revenue 2006 % of Rev ($ bil) Total Domestic $6.0 48% Regionals 1.4 11% Pacific 2.1 17% Atlantic 1.2 9% Cargo 0.9 7% Other 1.0 8% Total $12.6 100% Worldwide Ranking 2006 Consolidated RPMs 1 American 149.4 2 United 129.7 3 Air France/KLM 122.7 4 Delta 116.1 5 Continental 89.5 6 NWA 78.0 7 British Airways 71.4 8 US Airways 71.3 9 Lufthansa 68.6 10 Southwest 67.7 NWA Profile 2006 Operating Revenue $12.6 billion Employees 30,000 Aircraft 371 Mainline, 174 Regional North America Cities 224 International Cities 20 Hub Cities Detroit Minneapolis/St. Paul Memphis Tokyo-Narita Amsterdam Alliance Partners KLM, Continental, Delta Regional Partners Mesaba, Pinnacle, Compass

Since NWA last spoke at the Merrill Lynch conference, the Company’s competitive position has substantially improved 1Q05 ($437) mil pre-tax loss Worst quarterly loss in history Cost Challenges Highest Labor CASM Uncompetitive costs Pension issues $3.8 billion underfunded Unmanageable contributions Investing in the future Potential AMFA Strike 1Q07 $100 mil pre-tax profit Highest margin in industry* $2.4 billion cost reduction Lowest Network Labor CASM Competitive costs Pension legislation Frozen DB plans and new 401K/DC Manageable contributions A330s and B787s affirmed, 76-seat RJ Order NWA transitioned to a best-in-class maintenance structure with competitive costs and sourcing flexibility June 2005 June 2007 NWA Overview * excluding reorganization items, unusual items and out-of-period hedge gains

NWA Overview NWA Investment Thesis: Best-in-class costs among U.S. global network airlines Unique assets allow for revenue premium to continue Continued domestic and international re-fleeting will further improve unit costs and provide profitable growth opportunities

Restructuring Plan

NWA identified three key objectives that had to be achieved to successfully restructure 1. Achieve a competitive cost structure $2.4 billion annual reduction in labor and non-labor costs Pension solution 2. Right-size the fleet and optimize the network Eliminate unprofitable flying Continue widebody fleet efficiency with A330s and B787s affirmed Introduce large regional jets 3. Eliminate excess debt and recapitalize the balance sheet $4.2 to $4.4 billion reduction in debt and lease obligations Raise exit capital as required Results in a profitable, sustainable business model with competitive costs, network and balance sheet Restructuring Plan

NWA has executed and achieved all key pieces of its restructuring plan $1.4 bil in annual labor cost reductions $400 mil in annual fleet ownership savings $150 mil in annual interest expense savings (unsecured debt) $350 mil in annual non-labor cost savings identified and being implemented Pension solution $100 mil annual pension expense savings (5-yr avg) $4.2 bil reduction in debt and lease obligations Refinanced $2.25 bil in secured bank & aircraft debt including new DIP/Exit Financing facility Pension legislation with manageable contributions Frozen defined benefit (DB) plans and competitive defined contribution (DC) plans Pension Protection Act $750 million equity raise through Rights Offering 1. Competitive Costs 2. Fleet and Network 3. Balance Sheet Restructuring Accomplishments 10% reduction in ASMs (LTM 9/06) 330 aircraft restructured to market rates; 71 aircraft rejected 72 dual-class 76-seat RJ deliveries between Jun 2007 and Dec 2008 Accelerated retirement of uneconomic DC10s, B747-200s and Avro RJ-85s A330 and B787 deals reaffirmed Restructuring Plan

FY 2006 Labor CASM excluding profit sharing and unusual items Projected results for NWA and DL Seat-Weight Stage-Length Adjusted to NWA Post- restructure Post- restructure NWA has achieved competitive restructured labor costs 37% reduction in Labor CASM Network Carriers LCCs Industry Labor CASM (cts) NWA Labor CASM (cts) Post- restructure Pre- restructure (37%) Restructuring Plan Labor CASM (Cost per available seat mile) 4.2¢ 3.4¢ 3.2¢ 2.5¢ 2.6¢ 2.5¢ 1.9¢ 1.6¢ 2.4¢ American United Continental Delta US Airways Northwest Southwest JetBlue AirTran 4.0¢ 2.5¢

2003 2007 2011 8/06 12/11 6/06 12/09 1/05 12/09 1/05 12/09 12/06 4/08 – Contract open 2006 8/06 Pilot contract New 5-6 year labor deals provide savings longer than competitor agreements 12/03 4/03 8/02 Restructuring Plan 4/13 Regional agreement 12/08 4/05

Pension liability successfully restructured All defined benefits plans frozen Pension reform legislation enacted New defined contribution plans Replacement Plans DB Funded Status ($ mil) Liabilities* 6,523 Assets 6,248 Funded Status (275) Cash Contributions ~$80-$100 mil/yr *8.85% discount rate; 17-year amortization As of 12/31/06 Restructuring Plan *Multi-employer plan % of Payroll Pilot DC 5% increasing to 8% by 2011 FA DC 5% IAM* 5% AMFA/Other DC 5%

Restructuring Plan

- NWA's restructuring allows employees to participate in the upside of NWA
  - ~$1.2 billion value already realized

Value to Employees ($ bil)	
Pension	2.1
Gain Sharing	1.6
Series C Claim	0.2
Total	~3.9

Already Realized ($ bil)	
Gain Sharing	1.0
Series C Claim	0.2
Total	~1.2

Notes:

1) Estimated pension benefits which would have been lost if defined benefit plans terminated (net of PBGC guarantees)
2) Gain Sharing includes claims sales, profit and success sharing (2006-2010E), and cash and stock awards for non-contract employees (Mgr and below)

Notes:

1) Gain Sharing includes value of claim/equity sales, profit and success sharing for 2006, and cash awards for non-contract employees (Mgr and below)
2) Includes proceeds from AFA claim sale to be disbursed pending resolution of ratification vote

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NWA has achieved competitive restructured total costs 14% reduction in total CASM ex-fuel Post- restructure Post- restructure Network Carriers LCCs FY 2006 Mainline CASM excluding-fuel, profit sharing and unusual items, including non-op expense Projected results for NWA and DL Seat-Weight Stage-Length Adjusted to NWA NWA’s CASM differential to US Airways result of larger international network and premium revenue-related costs NWA Total CASM ex-Fuel (cts) Industry Total CASM ex-Fuel (cts) Post- restructure Pre- restructure (14%) Restructuring Plan 5.5¢ 4.7¢ 4.7¢ 7.1¢ 7.7¢ 7.4¢ 8.5¢ 8.6¢ 9.1¢ United Continental American NWA Delta US Airways JetBlue Southwest AirTran 8.9¢ 7.7¢

Key drivers of NWA’s sustainable premium revenue: Strong hub positions at MSP, DTW, MEM #1 U.S. carrier in Heartland* (24% share of $15 billion domestic industry revenue) – NWA over 50% larger than United or American – NWA #1 or #2 of the top 45 non-hub cities 84% of NWA’s Domestic revenue is derived to/from Hubs and Heartland Domestic Pacific Atlantic #1 U.S. carrier at Tokyo-Narita, #1 U.S.-Japan share – 376 weekly take-off/landing slots; 50% greater than United Unique 5th freedom rights to fly from Japan to Asian countries Japan is the single largest Trans-Pacific market DTW and MSP positioned to capture 28% of Trans-Atlantic traffic $3.5 bil NWA/KLM Joint Venture focused on AMS hub Youngest Trans-Atlantic fleet in industry * Heartland defined as Upper Midwest region (MI, MN, ND, SD, NE, IA, KS, MO, WI, IL, IN, OH, KY, TN) Restructuring Plan

FY 2006 Mainline System Psgr RASM Seat-Weight Stage-Length Adjusted to NWA Restructuring actions further improved NWA’s industry revenue premium RASM Improvement RASM Premium 2006 Consolidated Psgr RASM (Revenue per available seat mile) Restructuring Plan +12% 2005 7.9¢ 6.8¢ 7.0¢ 9.3¢ 10.8¢ 9.7¢ 10.9¢ 11.4¢ 11.6¢ United Continental American Northwest Delta US Airways JetBlue AirTran Southwest 11.4¢ 10.2¢

Balance Sheet has been recapitalized — 50% net debt reduction — $3.2 billion unrestricted cash including $750 mil rights offering — Competitive capitalization ratios and B+ S&P Corporate Rating Net Debt ($bil) Net Debt / LTM EBITDAR Emerged Ch 11 Filed Ch 11 Restructuring Plan Cash* 1.5 bil 3.2 bil (50%) *Unrestricted Cash and Cash Equivalents Net Debt: Balance sheet debt and capital leases + PV leases - unrestricted cash Filed 9/14/05; Emerged 5/31/07 Industry Net Debt and LTM EBITDAR as of 3/31/07 DL assumes 7.6 billion net debt Excludes unusual items Current 2008E 2.7 3.1 3.5 3.6 3.9 4.9 5.4 7.3 NWA NWA US Airways JetBlue 12.0 6.0

Re-Fleeting

A330s have replaced DC10s across the Atlantic Introduction of 757s will grow the Atlantic with new U.S. direct flights — 10 aircraft with new World Business Class and new interiors — DTW hub positioned favorably to serve Western Europe Re-Fleeting 757 Trans-Atlantic

Re-Fleeting Between June 2007 and December 2008, NWA will take delivery of 72 dual-class 76-seat regional jets — Aircraft is optimally-sized for many NWA markets, have first class cabin and range flexibility to serve a variety of markets (~1,700 mile range) — Aircraft to be flown by lower cost regional airline partners Pilot Agreement NWA 76-seat scope clause provides for initially up to 90 76 seaters at regional partners Provides for the creation of NWA-Owned regional carrier (Compass) Competitive wage rates and work rules through April 2013 Mesaba acquisition

Re-Fleeting

- **NWA has firm orders for 18 787 aircraft which provide further international growth opportunities**
  - **Lower operating costs and state-of-the-art passenger experience**
  - **Smaller gauge provides more flexibility for new non-stop services**
  - **Range 8,000-8,500 miles (vs. 7,500 for 747-4)**

Competitive Advantage

- North American launch customer
  - 18 firm (Aug 2008-Jun 2011)
  - 50 options
- Headstart vs. UA / AA / DL

Network Enhancement

- U.S.-China position
- DTW/MSP non-stop opportunities
  - Asia
  - Europe/India



Hong Kong
Taipei
Shanghai
Beijing
Seoul
Tokyo
Delhi
Mumbai
Dubai
787-9
241 seats
787-8
200 seats
747-4
403 seats
Frankfurt
Amsterdam
Rome
London
Paris
Lagos
Detroit
Johannesburg
Sao Paulo
Buenos Aires

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Fleet renewal will drive improved margins Better economics / Profitable growth / Improved customer experience B/(W) A330-3 vs DC10 76-st RJ vs DC9 B787-8 vs 747-4 Seats 9% (24%) (50%) Revenue 3% (4%) (34%) Cost 7% 19% 45% Margin +9 pts +16 pts +15 pts Revenue (including beyond) and cost per block hour for representative market @ $72/bbl Includes aircraft ownership Re-Fleeting

Re-fleeting represents step-function improvement in value beginning 2H07 Smaller gauge aircraft optimally sized for NWA network Re-Fleeting Fleet Replacement and Growth Benefits (%) A330 76-seat RJ/B787 Further Opportunities: B787 growth B747 rationalization Small narrowbody 14% 27% 47% 77% 79% 100% 2006 2007 2008 2009 2010 2011

Capital expenditures are manageable and below historical levels All new aircraft on order have pre-arranged committed financing Key Drivers: A330s 787s 76-seat RJs Key drivers: New aircraft provisioning Product spending Facilities, ground equipment 2001-05 avg ~$1.5 bil/yr 2001-05 avg ~$170 mil/yr Aircraft Capex ($ mil) Non-Aircraft Capex ($ mil) Re-Fleeting Avg ~$900 mil/yr Avg ~$200 mil/yr 1,403 1,790 397 417 736 2006 2007 2008 2009 2010 250 288 255 186 71 2006 2007 2008 2009 2010

Product

Product NWA continues to significantly enhance the customer experience >$6 bil fleet investment by 2010 Domestic Next Generation 76-seat RJs with First Class Higher % of First Class seats vs Industry 10% NWA vs 7% Industry Other initiatives being considered International New seats on A330, B787, and 757 TATL In-flight product enhancements Language of Destination FA program Customer Experience

Customer Experience $50M product improvements Domestic First Class enhancements World Business Class offerings WorldClub amenities Luggage performance Customer service initiatives Extensive customer and employee research Customer focus groups / interviews Over 50 employee involvement teams Product NWA continues to significantly enhance the customer experience

Product NWA is an industry leader in the use of technology Technology Over 1,100 self-service check-in kiosks in more than 225 cities ~$2.3 billion nwa.com sales in 2006 Internet check-in worldwide (w/KLM) 100% E-ticket by end of 2007 85% of passengers check-in via kiosk or nwa.com Enhanced Blackberry/PDA functionality

Product

- NWA has best-in-class hub facilities

World-Class Facilities

- Detroit WorldGateway
  - #2 J.D. Powers
- New Minneapolis and Tokyo facilities
- Amsterdam-Schipol leading European hub
- Ability to grow

Competitive Costs

- Cost/passenger below other large international hubs

DTW/MSP	~$5/pax
ORD	~$11/pax
DEN	~$18/pax
EWR	~$27/pax



J.D.POWER AND ASSOCIATES



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Financial Performance

2006 results demonstrate progress in NWA’s restructuring (1,376) 301 (10.8) 12.3 388 1,699 $1.7 billion improvement Pre-tax Income (mil) EBITDAR (mil) Improved EBITDAR Revenues & Costs Liquidity (mil) Double digit improvement Improved cash position 2,058 1,262 2005 2006 2005 2006 2005 2006 Consolidated RASM % YoY Mainline CASM ex-fuel % YoY* Cash, Cash Equivalents and Unrestricted Short-Term Investments Adjusted for regional aircraft rent expense *Excludes unusual items Excludes reorganization items Financial Performance

LTM 1Q07 results demonstrate continued improvement (1,022) 553 631 1,877 $1.6 billion improvement Pre-tax Income (mil) EBITDAR (mil) Improved EBITDAR LTM 1Q06 LTM 1Q07 Adjusted for regional aircraft rent expense Ex-reorganization and unusual items Financial Performance LTM 1Q06 LTM 1Q07

Financial Performance NWA reported industry-leading margins in 1Q07: 18 pt improvement vs 1Q05 excluding reorganization items, unusual items and out-of-period hedge gains (0.6) ex fuel hedge Pre-tax Margin (1Q07) Pre-tax Margin (1Q05) excluding reorganization and unusual items (2.2) ex fuel hedge (0.7) (3.2) (5.9) (7.9) (9.0) 0.8 0.8 1.3 1.5 2.4 2.5 (4.9) (18.5) (4.0) 7.1 (15.6) (15.8) 2.9 (10.2) (7.7) (7.7) (2.0) (3.7)

Outlook

Domestic revenue Q207 Domestic RASM softness for Industry Industry supply increases and slowing economy NWA Q207 Domestic Mainline RASM down 2%-3% YoY NWA Q207 System Consolidated RASM down 0.5%-1% YoY Fuel price $2.04/gal forward curve* for 2007 Q207 est $2.09/gal* Domestic ASMs Q2-Q4 flat YoY 2007E consolidated ASMs up ~2.5% (1.5% from new 757 Trans-Atlantic) 76-seat RJs provide economic response to changing industry conditions International revenue remains strong Enhanced liquidity with $3.2 billion unrestricted cash at 5/31 Outlook * As of June 8 excluding taxes (includes actual)

Summary Premium revenue position, long-term competitive cost structure, strong balance sheet and unique assets Long-term labor agreements and competitive total cost structure Market-based aircraft rates Recapitalized balance sheet #1 share position at Minneapolis, Detroit, and Memphis airports and #1 Domestic Heartland #1 U.S.-Japan carrier with 376 weekly Tokyo-Narita slots and unique 5th freedom rights to fly from Japan to Asian countries Strong Trans-Atlantic network based on unique U.S. & European destinations NWA Cargo business Member of SkyTeam alliance as well as Continental, Delta and Alaska alliances $3.5 billion NWA/KLM Joint Venture 787 and large RJ order position drives improved economics World Class Facilities in Detroit, Minneapolis, Amsterdam and Tokyo-Narita Network Cost Structure/Balance Sheet Alliances Fleet & Facilities

Appendix GAAP to Non-GAAP Reconciliation

Labor CASM / Total CASM ex-fuel June 30, 2005 (In millions, except where noted) Form 10-Q Total Operating Expenses 3,385 $ Items Excluded: Aircraft fuel and taxes (790) Non-passenger aircraft fuel and taxes 100 Regional carrier expenses (392) Freighter operations (200) MLT Inc. - net of intercompany eliminations (51) Other (13) Non-fuel mainline operating costs 2,039 Unusual Items: Aircraft and aircraft related write-downs (48) Non-fuel operating costs, excluding unusual items 1,991 Total Operating Mainline ASMs 23,805 Mainline CASM Excluding Fuel and Unusual Items 8.4 ¢ Non-operating expenses 138 Non-fuel total costs, excluding unusual items 2,129 $ NWA Total CASM Ex-Fuel (Pre-restructuring) 8.9 ¢ June 30, 2005 (In millions, except where noted) Form 10-Q Operating Expenses Salaries, wages and benefits 969 $ Subsidiary salaries, wages and benefits (10) 959 $ Total Operating Mainline ASMs 23,805 NWA Labor CASM 4.0 ¢

Defined Benefit Funding Status (In millions) Funded Status per 2006 Pension Protection Act Funded Status per SFAS No. 87 (2006 Form 10-K) Liabilities 6,523 $ 9,373 $ Assets 6,248 6,278 Funded Status (275) $ (3,095) $

Net Debt September 30, 2005 (In millions) Form 10-Q Long-Term Debt 304 $ Long-Term Obligations Under Capital Leases - Liabilities Subject to Compromise: Debt, including accrued interest 8,403 Capital Lease Obligations, including accrued interest 369 9,076 Present Value of Leases 4,586 13,662 Cash and cash equivalents (1,119) Unrestricted short-term investments (473) Net Debt 12,070 $

2006 vs 2005 Financial Performance (In millions, except where noted) Pre-tax Income 2005 2006 YOY Change Income (Loss) Before Income Taxes (2,457) $ (2,864) $ Reorganization items, net 1,081 3,165 Pre-tax income (loss) excluding reorganization items (1,376) $ 301 $ 1,677 $ Revenue & Costs 2005 2006 YOY Change % Change Operating Revenues Passenger revenues 8,902 9,230 Regional carrier revenues 1,335 1,399 Total passenger revenue 10,237 10,629 Consolidated available seat miles 100,461 92,944 Consolidated Passenger revenue per ASM (RASM) 10.19 ¢ 11.44 ¢ 1.25 ¢ 12.3 % Total Operating Expenses 13,205 11,828 Items Excluded: Aircraft fuel and taxes (3,132) (3,386) Non-passenger aircraft fuel and taxes 382 445 Regional carrier expenses (1,576) (1,406) Freighter operations (791) (804) MLT Inc. - net of intercompany eliminations (193) (193) Other (43) (43) Non-fuel mainline operating costs 7,852 6,441 Unusual Items: Curtailment Charges (82) Aircraft and aircraft related write-downs (48) Severance charges (23) Non-fuel operating costs, excluding unusual items 7,722 6,418 Total Operating Mainline ASMs 91,937 85,738 Mainline CASM Excluding Fuel and Unusual Items 8.40 ¢ 7.49 ¢ (0.91) ¢ (10.8) % (In millions) Liquidity 2005 2006 Cash and cash equivalents 684 $ 1,461 $ Unrestricted short-term investments 578 597 Total liquidity 1,262 $ 2,058 $ EBITDAR 2005 2006 Operating Income (919) $ 740 $ Items excluded: Depreciation and amortization 552 519 Aircraft rent 429 226 Adjustment for regional aircraft rent expense and depreciation 236 191 Unusual items 90 23 Total items excluded 1,307 959 EBITDAR excluding reorganization and unusual items 388 $ 1,699 $

LTM 1Q07 vs LTM 1Q06 Financial Performance (In millions) LTM LTM Pre-tax income 2Q 2005 3Q 2005 4Q 2005 1Q 2006 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 1Q 2007 Income (loss) before income taxes (226) $ (468) $ (1,308) $ (1,104) $ (3,106) $ (285) $ (1,173) $ (302) $ (293) $ (2,053) $ Items excluded: Reorganization items, net - 159 922 975 2,056 464 1,431 295 393 2,583 Unusual items, net (54) 82 - - 28 - - 23 - 23 (280) (227) (386) (129) (1,022) 179 258 16 100 553 LTM LTM EBITDAR 2Q 2005 3Q 2005 4Q 2005 1Q 2006 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 1Q 2007 Operating Income (190) $ (167) $ (261) $ (15) $ (633) $ 295 $ 366 $ 94 $ 201 $ 956 $ Items excluded: Depreciation and amortization 142 133 139 134 548 134 122 129 121 506 Aircraft rent 135 102 88 68 393 54 52 52 96 254 Adjustment for regional aircraft rent expense and depreciation 59 61 60 53 233 48 45 45 - 138 Unusual items 8 82 - - 90 - - 23 - 23 Total items excluded 344 378 287 255 1,264 236 219 249 217 921 EBITDAR excluding reorganization and unusual items 154 $ 211 $ 26 $ 240 $ 631 $ 531 $ 585 $ 343 $ 418 $ 1,877 $

1Q07 vs 1Q05 Pre-Tax Margin (In millions) March 31, 2007 March 31, 2005 Pre-tax Margin Form 10-Q Form 10-Q Income (loss) before income taxes (293) $ (455) $ Items Excluded: Reorganization items, net 393 - Out-of-period hedge gains (28) - Unusual items - 18 Total items excluded 365 18 Income (loss) before income taxes, excluding reorganization items, out-of-period hedge gains, and unusual items 72 (437) Total operating revenues 2,873 2,798 Pre-tax Margin 2.5% (15.6) %